Annual Report

December 31, 2019

Series B

Voya Corporate Leaders® Trust Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Trust’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, and instructions are provided, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you are viewing this document online or did not receive instructions and you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PRESIDENT’S LETTER

New season, last year’s plot

Dear Shareholder,

The financial markets delivered strong performance in 2019, and at this juncture, in our view, the outlook for 2020 seems upbeat. Thanks to supportive central bank policies around the world, global economic growth is reaccelerating; manufacturing activity, a key metric for setting market expectations, appears to be strengthening. Recent progress in the trade negotiations between China and the U.S. also helps brighten the outlook as 2020 gets underway.

So expect smooth sailing, right? Maybe. Barely into the first week of the new year, the world faced the prospect of escalating conflict in the Middle East, though tensions appear to have eased since then. Markets initially pulled back in response to heightened uncertainty but regrouped quickly. Follow-on events, if they occur, may not impact markets that much: during 2019, investors generally did well by downplaying geopolitical concerns, and we could see the same behavior in 2020.

Still, we believe that turbulence seems to be the world’s modus operandi: economic and market uncertainty are still with us, trade issues remain unresolved and the upcoming U.S. presidential election adds another dimension of political uncertainty. Even though market participants have become more comfortable accepting risk, we have observed persistent preferences for higher-quality, lower-volatility assets. This tells us that investors perceive significant risks they wish to avoid, and points to the potential for volatile reactions to adverse news.

With potential surprises from anywhere, we believe investors should continue to diversify their portfolios as broadly as practicable, and not attempt to time the markets. At the start of 2019, in our opinion, many investors did not believe U.S. equities offered attractive return potential — acting on that belief would have resulted in missed opportunities. Remember that your portfolio is structured to meet your long-term objectives; changing it in response to short-term market conditions may put your long-term goals at risk. If your goals have changed, please discuss them thoroughly with your investment advisor before making any changes to your portfolio.

Voya seeks to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
January 21, 2020

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2019

In our semi-annual report, we described how global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, rose 16.69% for the half-year after a nervous start.

A trade war between the U.S. and China had been ongoing for more than a year, with U.S. tariffs on some $250 billion of Chinese goods in place together with Chinese tariffs on $110 billion of U.S. goods. The war was being waged against a backdrop of slowing global growth, in part the result of uncertainties caused by the trade war itself.

Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the second half; yet the Index rose five months out of six, ending the year up 27.34%, just below the record set a few days earlier. (The Index returned 27.67% for the year ended December 31, 2019, measured in U.S. dollars.)

Entering May, trade talks had appeared to be going reasonably well and the path of least resistance for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on $200 billion of the $250 billion to 25% of Chinese goods. Trade negotiations had evidently broken down. Later he unexpectedly threatened tariffs on Mexican goods for reasons unrelated to trade.

On perceived slowing global growth, there was still plenty to worry about.

In Europe, manufacturing was in contraction. The euro zone’s annual growth in gross domestic product (“GDP”) in the second and third quarters of 2019 was just 1.2%. In the U.K., chronic disagreement about whether and how to leave the European Union (“Brexit”) culminated in a general election called for December.

Japan, with manufacturing also in contraction, managed GDP growth of 2.0% annualized in the second quarter, slipping to 1.8% in the third. Exports and imports were both falling and core inflation languished at 0.8%, with a demand-dampening sales tax increase effective on October 1.

China’s GDP grew at 6.0% in the third quarter, the smallest advance in 27 years. Industrial production was expanding near the slowest pace in 17 years, retail sales in 16 years.

In the U.S., manufacturing fell into contraction in September. Corporate profits were flat to falling year-over-year. While annualized first quarter growth had surprised to the upside at 3.1%, it fell to 2.0% and 2.1% in the second and third quarters, respectively. Growth was heavily dependent on consumer spending, supported by the lowest unemployment rate since 1969.

Back in the markets, after May’s slump, central banks came to the rescue in June. On June 19 the Federal Open Market Committee (“FOMC”) left rates unchanged, but markets heard Chairman Powell signal a cut in July. The European Central Bank announced its willingness to cut its already negative deposit rate and resume bond purchases. The Japanese government also promised increased stimulus. Plans for tariffs on Mexican imports were “indefinitely suspended”, and investors were finally left to cheer a truce in the U.S.-China trade conflict, agreed on June 29.

July was a comparatively quiet month. The FOMC duly cut the federal funds rate by 25 basis points (0.25%), but disappointed some, including the President, by referring to it as only a “mid-cycle adjustment”. And it was back to trade-war angst in August, as first the

President announced 10% tariffs on the approximately $300 billion of Chinese imports as yet unaffected, and then increased existing and planned tariffs by 5% when China retaliated.

The market rollercoaster lurched back up in September and October, when high-level trade talks between the U.S. and China resumed. Both sides expressed confidence that “Phase 1” of a deal was possible by year-end. The FOMC cut rates again in both months.

And as year-end approached, a more positive narrative was increasingly heard. Markets were rising despite trade tensions, sluggish global growth, declining profits and political uncertainties in the U.S. and elsewhere. Perhaps, some commentators ventured, this was a signal that the worst was over. The Phase 1 trade deal was announced, amid some skepticism on the details, as was agreement on USMCA, the replacement for NAFTA. The U.K. government’s emphatic election victory might offer more clarity on Brexit. Central banks were all supportive and some of the economic data were starting to improve.

In U.S. fixed income markets, the Treasury yield curve fell. For the year, the Bloomberg Barclays U.S. Aggregate Bond Index rose 8.72%. The Bloomberg Barclays Long-Term U.S. Treasury sub-index returned 14.83%, the 30-year yield briefly dipping below 2% in August. The 10-year yield on Japanese and some euro zone government bonds ended below zero.

U.S. equities, represented by the S&P 500® Index, including dividends, surged 31.49%. Technology was by far the top performer, up 50.29%, led by Apple and Microsoft. Energy, exposed to slowing global economic activity, was the weakest, but still rose 11.81%.

In currencies, the dollar rose 2.04% against the euro, but lost 3.80% against the pound and 0.97% against the yen. On a trade-weighted basis, according to Reuters, the dollar had the smallest annual move ever in 2019.

In international markets, the MSCI Japan® Index ended up 18.48% for the year, supported by the Bank of Japan’s purchases of exchange-traded funds, but pressured by Japan’s own vulnerability to a trade war. The MSCI Europe ex U.K.® Index advanced 26.43%, powered by capital goods and pharmaceuticals companies. The MSCI U.K.® Index rose 16.37%, dampened by Brexit concerns, but also affected by the company-specific fortunes of MSCI U.K.’s market heavyweights. Among the largest contributors were pharmaceuticals, AstraZeneca and GlaxoSmithKline; the biggest detractors were miner Glencore and HSBC.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Trust’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
MSCI Europe ex U.K.® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.K.® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

VOYA CORPORATE LEADERS® TRUST FUND, SERIES B	MANAGERS’ REPORT

Sector Diversification as of December 31, 2019 (as a percentage of net assets)

Industrials	39.6%
Energy	19.8%
Financials	12.9%
Materials	12.8%
Consumer Staples	4.9%
Utilities	4.7%
Communication Services	3.4%
Consumer Discretionary	0.7%
Assets in Excess of Other Liabilities	1.2%
Net Assets	100.0%

Portfolio Management Team: The portfolio is not actively managed.

Goal: Voya Corporate Leaders® Trust Fund, Series B (the “Trust”) seeks long term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue chip corporations.

Performance: For the year ended December 31, 2019, the Trust provided a total return of 21.41% compared to the S&P 500® Index, which returned 31.49% for the same period.

Portfolio Specifics: Based on the rules which govern the construction of the Trust’s portfolio, performance can be analyzed in terms of the Trust’s sector weightings and the performance of the stocks within these sectors compared to the S&P 500® Index. In this regard, the Trust’s sector allocation and holdings were negative for performance.

Performance suffered in the Trust due to its overweight in the energy sector and not having an allocation to the information technology sector. These had the largest negative impact on relative results. By contrast, the Trust’s holdings within the industrials sector and not having an allocation to the healthcare sector contributed the most to performance.

At the individual stock level, the top detractors for the period included overweight positions in Berkshire Hathaway, Inc. — Class B and Exxon Mobil Corp., and not owning benchmark holding Apple Inc. Key contributors included overweight positions in Union Pacific Corporation and Linde Public Ltd., and not owning benchmark holding Pfizer Inc.

As of the end of the reporting period the strategy’s largest sector overweights are in: industrials, energy and materials sectors; the Fund does not currently hold positions within the information technology, health care or real estate sectors. Sector exposures are purely a function of the Trust’s investment rules, however, and are not actively managed.

Top Ten Holdings as of December 31, 2019 (as a percentage of net assets)

Union Pacific Corp.	34.1%
Berkshire Hathaway, Inc. — Class B	12.9%
Linde Public Ltd.	8.7%
Exxon Mobil Corp.	8.6%
Marathon Petroleum Corp.	5.8%
Procter & Gamble Co.	4.9%
Chevron Corp.	4.8%
Honeywell International, Inc.	3.3%
Comcast Corp. — Class A	3.0%
DowDuPont, Inc.	1.8%

Outlook and Current Strategy: The Trust was created in 1935 with the objective of seeking long-term capital growth and income through investment generally in an equal number of shares of common stock of a fixed list of American blue chip corporations. The Trust’s portfolio investments are not actively managed. Stocks have only been added when corporate actions, such as mergers or spin-offs replace one of the original 30 companies. It currently holds investments in 21 American blue chip corporations favoring the industrials, energy and materials sectors.

The outlook for this Trust may differ from that presented for other Voya mutual funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participation Holders of the Trust and Trustee
Voya Corporate Leaders® Trust Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Corporate Leaders® Trust Fund — Series B (the Fund), a series of Voya Corporate Leaders® Trust Fund, including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts
February 13, 2020

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2019

ASSETS:
Investments in securities at fair value (cost $525,806,034)	$788,397,783
Cash	11,090,814
Restricted cash (Note 2)	577,788
Receivables:
Participations sold	205,943
Dividends	25,257
Prepaid expenses	15,066
Total assets	800,312,651

LIABILITIES:
Payable for participations redeemed	1,401,804
Distribution payable	577,788
Accrued Sponsor’s maintenance fees payable	269,643
Other accrued expenses and liabilities	159,492
Total liabilities	2,408,727
NET ASSETS	$797,903,924

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$546,036,296
Total distributable earnings	251,867,628
NET ASSETS:
Balance applicable to participations at December 31, 2019, equivalent to $41.70 per participation on 19,135,843 participations outstanding	$797,903,924

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2019

INVESTMENT INCOME:
Dividends	$18,926,368
Interest	44,904
Total investment income	18,971,272

EXPENSES:
Sponsor maintenance fee (Note 4)	3,194,266
Transfer agent fees	404,912
Shareholder reporting expense	27,550
Registration and filing fees	44,185
Professional fees	84,260
Custody and accounting fees (Note 4)	17,253
Miscellaneous expense	1,823
Total expenses	3,774,249
Net investment income	15,197,023

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	23,367,614
Net change in unrealized appreciation (depreciation) on investments	112,613,784
Net realized and unrealized gain on investments	135,981,398
Increase in net assets resulting from operations	$151,178,421

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$15,197,023	$15,463,562
Net realized gain on investments	23,367,614	67,721,872
Net change in unrealized appreciation or depreciation on investments	112,613,784	(125,981,810)
Increase (decrease) in net assets resulting from operations	151,178,421	(42,796,376)

FROM DISTRIBUTIONS TO PARTICIPATIONS:
Total distributions (excluding return of capital):	(15,151,724)	(15,154,776)
Total distributions	(15,151,724)	(15,154,776)

FROM PARTICIPATION TRANSACTIONS:
Net proceeds from sale of participations	50,082,207	32,848,887
Reinvestment of distributions	13,967,170	13,920,374
	64,049,377	46,769,261
Cost of participations redeemed	(134,679,363)	(218,459,295)
Net increase (decrease) in net assets resulting from participation transactions	(70,629,986)	(171,690,034)
Net increase (decrease) in net assets	65,396,711	(229,641,186)
NET ASSETS:
Beginning of year (period)	732,507,213	962,148,399
End of year (period)	$797,903,924	$732,507,213

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for each participation of the Trust outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From tax return of capital	Total distributions/ allocations	Net asset value, end of year or period	Total Return(1)	Net assets, end of year or period	Expenses(2)	Net investment income (loss)(2)	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	($000’s)	(%)	(%)	(%)
12-31-19	35.00	0.75	•	6.72	7.47	0.77	—	—	0.77	41.70	21.41	797,904	0.47	1.90	3
12-31-18	37.75	0.69	•	(2.73)	(2.04)	0.71	—	—	0.71	35.00	(5.45)	732,507	0.46	1.82	7
12-31-17	32.99	0.62	•	4.82	5.44	0.68	—	—	0.68	37.75	16.61	962,148	0.51	1.81	2
12-31-16	28.74	0.61	•	4.94	5.55	0.66	0.19	0.45	1.30	32.99	19.39	1,017,797	0.53	1.99	1
12-31-15	33.18	0.60	•	(4.36)	(3.76)	0.68	—	—	0.68	28.74	(11.38)	1,111,855	0.53	1.92	1

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
•	Calculated using average number of participations outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019

NOTE 1 — NATURE OF BUSINESS AND BASIS OF PRESENTATION

Voya Corporate Leaders® Trust Fund, Series B (the “Trust”), is an unincorporated Unit Investment Trust under the Investment Company Act of 1940 and registered as such with the Securities and Exchange Commission (the “SEC”). The Trust commenced operations in 1941 as a series of the Trust, which was created under a Trust Indenture under New York Law, dated November 18, 1935, as amended.

The Trust seeks long-term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue chip corporations.

The Trust is comprised of a Trust Fund (the “Trust Fund”) and a Distributive Fund (the “Distributive Fund”). The Trust Fund is composed of stock units, each unit consisting of one share of common stock of each of the twenty-one corporations (except with respect to shares received from spin-offs or mergers of existing portfolio securities — see discussion below) and such cash as may be available for the purchase of stock units. Cash received on sales of participations (excluding the portion thereof, if any, attributable to the value of, and therefore deposited in, the Distributive Fund), including distributions by the Trust which are reinvested in additional participations under the Distribution Reinvestment Program described herein, is held in the Trust Fund without interest until receipt of sufficient cash to purchase at least one hundred stock units. To the extent monies remain uninvested in the Trust, The Bank of New York Mellon (the “Trustee”) serving as Trustee for the Trust, will derive a benefit therefrom.

All dividends and any other cash distributions received by the Trust with respect to the common stock held in the Trust Fund are deposited in the Distributive Fund. Any non-cash distributions received by the Trust with respect to the common stock held in the Trust Fund (excluding additional shares of common stock received upon a stock split which shall remain assets of the Trust Fund) are sold by the Trustee and the proceeds of sale are deposited in the Distributive Fund. The Trustee should invest the funds deposited in the Distributive Fund in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in repurchase agreements collateralized by such U.S. government obligations, which mature prior, and as close as practicable, to the next Distribution Date. The interest earned on such investments is also deposited in the Distributive Fund. Fees and expenses of the Trust are paid from the Distributive Fund. The Trustee may from time to time set aside out of the Distributive Fund a reserve for payments of taxes or other governmental charges.

On each Distribution Date, the Trustee uses the money in the Distributive Fund to purchase additional participations for participants under the Distribution Reinvestment Program unless the participant has elected to receive the distribution in cash.

In the event of the merger, consolidation, re-capitalization or readjustment of the issuer of any portfolio security with any other corporation, the sponsor may instruct the Trustee, in writing, to accept or reject such offer or take such other action as the sponsor may deem proper. Any securities received in exchange shall be held by the Trust and shall be subject to the terms and conditions of the Indenture to the same extent as the securities originally held in the Trust. Securities received pursuant to an exchange may result in the Trust holding fewer shares than originally held in the portfolio security. Each stock unit issued after the effective date of such an exchange will include one share of the corporation received on exchange.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements. The Trust is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Valuation of Securities. The Trust is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share of the Trust is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of the Trust is calculated by taking the value of the Trust’s assets, subtracting the Trust’s liabilities and dividing by the number of participations of the Trust that are outstanding. On days when the Trust is closed for business, Trust participations will not be priced and the Trust does not transact purchase and redemption orders. To the extent the Trust’s assets are traded in other markets on days when the Trust does not price its participations, the value of the Trust’s assets will likely change and you will not be able to purchase or redeem participations of the Trust.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith by the Trustee.

Fair value is defined as the price that the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including Voya Investments, LLC’s or pricing committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Trust’s investments under these levels of classification is included within the Portfolio of Investments.

B.  Income Taxes. No provision for federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code of 1986, as amended, is treated as a Grantor Trust and all its income is taxable to the holders of participations. Management of the Sponsor (“Management”) has considered the sustainability of the Trust’s tax positions taken on federal income tax returns for all open tax years in making this determination.

As of December 31, 2019, no provision for income tax would be required in the Trust’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Trust’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

C.  Distributions to Participation Holders. Semi-annual distributions will be reinvested at NAV in additional participations of the Trust unless the Participant notifies the Trustee to pay such distributions in cash.

D.  Securities Transactions & Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

E.  Accounting Estimates. The preparation of financial statements in accordance with GAAP for investment companies requires Management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Restricted Cash. All cash held in the Distributive Fund throughout the period is intended solely for distributions.

G.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, Management considers the risk of loss from such claims remote.

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS

For the year ended December 31, 2019, distributions from net investment income were $15,151,724, equivalent to $0.77 per participation. For the year ended December 31, 2018, distributions from net investment income were $15,154,776, equivalent to $0.71 per participation.

For the year ended December 31, 2019, and the year ended December 31, 2018, there were no distributions from net realized gains.

For the year ended December 31, 2019, and the year ended December 31, 2018, there were no distributions from tax return of capital.

The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion of the proceeds from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the Trust Fund.

As of December 31, 2019 there were no significant differences between the components of net assets on a GAAP basis compared with a tax basis, and cost of investments on a GAAP basis compared with a tax basis.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS (continued)

Effective June 1, 1998, the Trust amended its Trust indenture requiring that additional shares of common stocks received as a result of a stock split shall remain assets of the Trust.

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES

The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated to $17,253 for the year ended December 31, 2019.

Voya Investments, LLC (the “Sponsor”) serves as sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor on an annual basis, equal to 0.40% of the average daily net assets of the Trust.

NOTE 5 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2019, the cost of purchases and the proceeds of sales of investment securities were $22,910,774 and $90,377,770, respectively.

NOTE 6 — PARTICIPATIONS ISSUED AND REDEEMED

	Number of Participations
	Year Ended December 31, 2019	Year Ended December 31, 2018
Issued on payments from holders	1,262,917	852,203
Issued on reinvestment of dividends and distributions/ allocations	341,399	385,858
Redeemed	(3,396,297)	(5,795,938)
Net decrease	(1,791,981)	(4,557,877)

NOTE 7 — OTHER ACCOUNTING PRONOUNCEMENTS

The Trust has made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Trust has concluded that the change in accounting principle does not materially impact the financial statement amounts.

Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Trust has elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Trusts’ financial statements. The Trust plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Trust is currently evaluating the impact of these changes on the financial statements.

NOTE 8 — AUDITOR CHANGE (UNAUDITED)

On September 12, 2019, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm to the Trust upon completion of the audit for the fiscal year ended December 31, 2019. The decision to change independent registered public accounting firms was recommended and approved by Management.

KPMG’s reports on the Trust’s financial statements for the fiscal years ended December 31, 2019 and December 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2019 and December 31, 2018: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Trust’s financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 (CONTINUED)

NOTE 8 — AUDITOR CHANGE (UNAUDITED) (continued)

On September 12, 2019, Management recommended and approved the selection of Ernst & Young LLP (“EY”) as the Trust’s independent registered public accounting firm for the fiscal year ending December 31, 2020. During the Trust’s fiscal years ended December 31, 2019 and December 31, 2018, neither the Trust, nor anyone on its behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

NOTE 9 — SUBSEQUENT EVENTS

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

VOYA CORPORTATE LEADERS® TRUST FUND — SERIES B	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2019

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.8%
		Communication Services: 3.4%
9,852		AT&T, Inc.	$385,016	0.0
524,710		Comcast Corp. — Class A	23,596,209	3.0
76,476		ViacomCBS, Inc.	3,209,698	0.4
			27,190,923	3.4

		Consumer Discretionary: 0.7%
151,455		Foot Locker, Inc.	5,905,230	0.7

		Consumer Staples: 4.9%
315,655		Procter & Gamble Co.	39,425,309	4.9

		Energy: 19.8%
317,055		Chevron Corp.	38,208,298	4.8
976,355		Exxon Mobil Corp.	68,130,052	8.6
345,755		Marathon Oil Corp.	4,695,353	0.6
772,446		Marathon Petroleum Corp.	46,539,871	5.8
			157,573,574	19.8

		Financials: 12.9%
454,947	(1)	Berkshire Hathaway, Inc. — Class B	103,045,496	12.9

		Industrials: 39.6%
151,455		Fortune Brands Home & Security, Inc.	9,896,070	1.2

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Industrials: (continued)
687,255	General Electric Co.	$7,669,766	1.0
151,455	Honeywell International, Inc.	26,807,535	3.3
1,503,398	Union Pacific Corp.	271,799,324	34.1
		316,172,695	39.6

	Materials: 12.8%
220,847	Corteva, Inc.	6,528,237	0.8
218,843	Dow, Inc.	11,977,277	1.5
220,847	DowDuPont, Inc.	14,178,378	1.8
324,955	Linde Public Ltd.	69,182,920	8.7
		101,866,812	12.8

	Utilities: 4.7%
151,455	Ameren Corp.	11,631,744	1.5
151,455	Consolidated Edison, Inc.	13,702,134	1.7
426,863	NiSource, Inc.	11,883,866	1.5
		37,217,744	4.7
	Total Common Stock (Cost $525,806,034)	788,397,783	98.8
	Assets in Excess of Other Liabilities	9,506,141	1.2
	Net Assets	$797,903,924	100.0

(1)	Non-income producing security.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2019
Asset Table
Investments, at fair value
Common Stock*	$788,397,783	$—	$—	$788,397,783
Total Investments, at fair value	$788,397,783	$—	$—	$788,397,783

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $525,806,034.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$300,271,751
Gross Unrealized Depreciation	(37,680,002)
Net Unrealized Appreciation	$262,591,749

See Accompanying Notes to Financial Statements

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Bank of New York Mellon serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

Sponsor
Voya Investments, LLC

7337 E. Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258

Distributor
Voya Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Trustee/Custodian
The Bank of New York Mellon

225 Liberty Street

New York, New York 10286

Independent Registered Public Accounting Firm
KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Legal Counsel
Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your investment advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the Trust’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the Trust. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

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